UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2016 (September 29, 2016)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations    212-836-2674

Office of the Secretary     212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 29, 2016, the Board of Directors (the “Board”) of Alcoa Inc. (“Alcoa” or the “Company”) appointed Ken Giacobbe, 50, to become Executive Vice President and Chief Financial Officer of the Company, effective as of immediately prior to the effective time of, and contingent upon, the Company’s previously announced separation (the “Separation”) into two independent, publicly-traded companies: the Company, which will be renamed “Arconic Inc.”, and a new public company, Alcoa Upstream Corporation, which will be renamed Alcoa Corporation in connection with the Separation (“Alcoa Corporation”). Mr. Giacobbe has served as the Chief Financial Officer of the Company’s Engineered Products and Solutions (EPS) business since January 2013. Prior to his current role, Mr. Giacobbe was Group Controller for the EPS business, a position he assumed in 2011. Mr. Giacobbe joined the Company in 2004 as Vice President of Finance for Global Extruded Products, part of Alcoa Forgings and Extrusions. He then served as Vice President of Finance for the Company’s Building and Construction Systems business.

On September 29, 2016, the Board also appointed W. Paul Myron, 50, to become Vice President and Controller of the Company, effective as of immediately prior to the effective time of, and contingent upon, the Separation. Mr. Myron has served as Vice President, Finance and Business Excellence for the Company’s Power and Propulsion business since July 2012. Prior to his current role, Mr. Myron served as Director of Finance Initiatives for the Company’s Engineered Products and Solutions business from February through July 2012, and Director of Financial Planning and Analysis from 2005 until 2012. Mr. Myron joined the Company in 1989 as a system analyst, and has held numerous positions in financial management in the Company.

The Company will enter into an executive severance agreement with each of Messrs. Giacobbe and Myron in the form entered into with other executive officers of the Company (filed as Exhibit 10(a) to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010), and an indemnity agreement in the form entered into with directors and officers of the Company (filed as Exhibit 10(j) to the Company’s Annual Report on Form 10-K for the year ended December 31, 1987). Messrs. Giacobbe and Myron will receive salary, bonus and equity awards, and will participate in the Company’s previously disclosed or filed benefit and compensation plans, at levels consistent with their respective seniority and scope of responsibility. The Company has not entered into or materially amended a material compensatory arrangement and has not granted or materially amended a material award in connection with these appointments.

On September 29, 2016, the Board accepted the resignations of Roy C. Harvey, current Executive Vice President of the Company and President of Global Primary Products; William F. Oplinger, current Executive Vice President and Chief Financial Officer of the Company; and Robert S. Collins, current Vice President and Controller of the Company; in each case effective as of immediately prior to the effective time of, and contingent upon, the Separation. Effective as of immediately prior to the effective time of, and contingent upon, the Separation, Mr. Harvey will become Chief Executive Officer of Alcoa Corporation; Mr. Oplinger will become Executive Vice President and Chief Financial Officer of Alcoa Corporation; and Mr. Collins will become Executive Vice President and Controller of Alcoa Corporation.

In addition, Messrs. Michael G. Morris, James W. Owens and Ernesto Zedillo, and Mmes. Kathryn S. Fuller and Carol L. Roberts were appointed to serve on the Board of Directors of Alcoa Corporation, and accordingly, on September 29, 2016, the Board accepted their respective resignations from the Board, in each case effective as of immediately prior to the effective time of, and contingent upon, the Separation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2016, the Board approved amendments to Alcoa’s Articles of Incorporation that will change the name of the Company from Alcoa Inc. to “Arconic Inc.” and provide that the Company’s common stock may be represented by uncertificated shares. These amendments will be effective at the effective time of the Separation. Pursuant to the Pennsylvania Associations Code, the amendments do not require approval of the Company’s shareholders.

On September 29, 2016, the Board approved amendments to Alcoa’s By-Laws, effective as of the completion of the Separation. The amendments will replace all references in the By-Laws to “Alcoa Inc.” with the words “Arconic Inc.”, and will amend Article III, Section 1 of the By-Laws to decrease the size of the Board from 15 to 13 directors.

The foregoing summary of the amendments to the Company’s Articles of Incorporation and By-Laws is qualified in its entirety by reference to the full text of the amendments attached hereto as Exhibits 3.1 and 3.2 and incorporated herein by reference.

Item 8.01 Other Events.

On September 29, 2016, the Board approved the completion of the Separation by means of a pro rata distribution (the “Distribution”) by the Company of 80.1 percent of the outstanding common stock of Alcoa Corporation. To consummate the Separation and the Distribution, the Board declared a pro rata distribution of Alcoa Corporation common stock, which is expected to be effective at 12:01 a.m. Eastern Time on November 1, 2016, to Company shareholders of record as of the close of business on October 20, 2016 (the “Record Date”).

In the Distribution, each Company shareholder will receive one share of Alcoa Corporation common stock for every three shares of the Company’s common stock held as of the close of business on the Record Date, assuming that the previously-announced reverse stock split of the Company’s common stock is approved by shareholders at the special meeting scheduled for October 5, 2016. If the reverse stock split is not approved by shareholders, each Company shareholder will receive one share of Alcoa Corporation common stock in the Distribution for every nine shares of the Company’s common stock held as of the Record Date. Shareholders will receive cash in lieu of fractional shares of Alcoa Corporation common stock.

The Separation and the Distribution are subject to the satisfaction or waiver of certain conditions, as more fully described in Alcoa Corporation’s Registration Statement on Form 10 (File No. 001-37816), as amended.

The press release announcing certain details of the Separation and the Distribution is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description

3.1	Amendment to Alcoa Inc. Articles of Incorporation, effective as of the Separation.

3.2	Amendment to Alcoa Inc. By-Laws, effective as of the Separation.

99.1	Press release of Alcoa Inc., dated September 29, 2016.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect the Company’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding the separation transaction. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although the Company believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) uncertainties as to the timing of the separation and whether it will be completed; (b) the possibility that various closing conditions for the separation may not be satisfied; (c) the outcome of contingencies, including legal proceedings; (d) the impact of the separation on the businesses of the Company; (e) the risk that the businesses will not be separated successfully or such separation may be more difficult, time-consuming or costly than expected, which could result in additional demands on the Company’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns; and (f) the other risk factors discussed in the Company’s Form 10-K for the year ended December 31, 2015, and other reports filed with the U.S. Securities and Exchange Commission. The Company disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Audrey Strauss
	Name:	Audrey Strauss
	Title:	Executive Vice President, Chief Legal Officer and Secretary

Date: October 5, 2016

Exhibit Index

Exhibit No.	Description

3.1	Amendment to Alcoa Inc. Articles of Incorporation, effective as of the Separation.

3.2	Amendment to Alcoa Inc. By-Laws, effective as of the Separation.

99.1	Press release of Alcoa Inc., dated September 29, 2016.